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                        SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 12, 2005

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                  0-14450                  22-1916107
     (Jurisdiction of            (Commission            (I.R.S. Employer
      Incorporation)             File Number)         Identification Number)

  125 Phillips Avenue, South Hackensack, New Jersey           07606
      (Address of Principal Executive Offices)              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

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Item 2.02  Results of Operations and Financial Condition

On January 12, 2005, AEP Industries Inc. issued a press release reporting its fiscal 2004 fourth quarter and year end results of operations. The release is attached and being furnished as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

99.1 Press release dated January 12, 2005 reporting fiscal 2004 fourth quarter and year end results of operations.

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                                  EXHIBIT INDEX

Exhibit
Number       Description
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99.1         Press release dated January 12, 2005 reporting fiscal 2004 fourth quarter and year end results of operations.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AEP INDUSTRIES INC.

Dated:  January 12, 2005                By       /s/ Lawrence R. Noll
                                                 ------------------------------
                                        Name:    Lawrence R. Noll
                                        Title:   Vice President & Controller